                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported)     December 19, 2001
                                                 --------------------------


                           EAGLE-PICHER HOLDINGS, INC.
           -----------------------------------------------------------------

(Exact name of registrant as specified in its charter)


           Delaware                     333-49957                 13-3989553
----------------------------    --------------------------    ----------------
(State or other jurisdiction            (Commission              (IRS Employer
     of incorporation)                  File Number)         Identification No.)


         250 East Fifth Street, Suite 500, Cincinnati, Ohio    45202
-----------------------------------------------------------------------------
         (Address of principal executive offices)             Zip Code


Registrant's telephone number, including area code    513-721-7010
                                                  ---------------------------


                               (Not Applicable)
-----------------------------------------------------------------------------
         (Former Name Or Former Address, If Changed Since Last Report)

                         TABLE OF ADDITIONAL REGISTRANTS



                                             Jurisdiction of                     IRS Employer
                                             Incorporation or  Commission File  Identification
         Name                                Organization        Number             Number
         ----                                ----------------  ---------------  --------------
Eagle-Picher Industries, Inc.                  Ohio             333-49957        31-0268670
Daisy Parts, Inc.                              Michigan         333-49957-02     38-1406772
Eagle-Picher Development Co., Inc.             Delaware         333-49957-03     31-1215706
Eagle-Picher Far East, Inc.                    Delaware         333-49957-04     31-1235685
Eagle-Picher Minerals, Inc.                    Nevada           333-49957-06     31-1188662
Eagle-Picher Technologies, LLC                 Delaware         333-49957-09     31-1587660
Hillsdale Tool & Manufacturing Co.             Michigan         333-49957-07     38-0946293
EPMR Corp.                                     Michigan         333-49957-08     38-2185909

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 19, 2001, Eagle-Picher Industries, Inc. ("Eagle-Picher"), a wholly-owned subsidiary of Eagle-Picher Holdings, Inc., sold certain of the assets of its Construction Equipment Division ("CED") to Construction Equipment Direct, Inc., a Tennessee corporation. The sale was made pursuant to an Asset Purchase Agreement dated as of December 18, 2001 and was effective as of December 14, 2001 for accounting purposes. The net purchase price paid at closing was $6.1 million in cash plus assumption of accounts payable and accrued liabilities estimated at approximately $6.7 million. Eagle-Picher retained the land and buildings at CED's main facility in Lubbock, Texas and leased the facility to the buyer for a five year term. The buyer/lessee has an option to buy the facility for $2.5 million, increasing $100,000 per year over the term. Eagle-Picher also retained approximately $2.3 million book value of CED lift truck raw materials inventory, which the buyer agreed to purchase at book value within one year, and approximately $0.9 million of CED accounts receivable.

         A copy of the press release announcing the completion of this transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Businesses Acquired

     Not applicable.


(b)  Financial Information

     The Registrant reported the sale of CED on Form 10-K for the fiscal year ended November 30, 2001, filed on February 15, 2002. See Note B in Item 8. Financial Statements. For fiscal year 2001, CED was treated as a discontinued operation, and the effect of the sale of CED on income is reflected in the Registrant's Consolidated Statements of Income. The effect of the sale of CED on the Registrant's net assets is reflected on the Registrant's Balance Sheet.

     Exhibits:

     2.1 - Asset Purchase Agreement dated as of December 18, 2001 between Eagle-Picher Industries, Inc. and Construction Equipment Direct, Inc.
          (1)

     7.1  - Form 10-K for Eagle-Picher Holdings filed on February 15, 2002. (2)

     99.1 - Press release dated December 21, 2001 announcing the completion of the transaction. (1)


---------------

(1) Incorporated by reference to the Registrant's Form 8-K filed on January 3, 2002.

(2) Incorporated by reference to the Registrant's Form 10-K filed on February 15, 2002.

       ---------------

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.









                                       EAGLE-PICHER HOLDINGS, INC.





                                        /s/ David G. Krall
                                       -----------------------------
                                       David G. Krall
                                       Senior Vice President and General Counsel






DATE   March 4, 2002
    -------------------

                                   SIGNATURES
                                   ----------




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       EAGLE-PICHER INDUSTRIES, INC.





                                        /s/ David G. Krall
                                       ------------------------------
                                       David G. Krall
                                       Senior Vice President and General Counsel






DATE   March 4, 2002
    -------------------

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       DAISY PARTS, INC.





                                        /s/ David G. Krall
                                       ----------------------------
                                       David G. Krall
                                       Vice President






DATE   March 4, 2002
    -------------------

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








                                       EAGLE-PICHER DEVELOPMENT COMPANY, INC.





                                       /s/ David G. Krall
                                       --------------------------------
                                       David G. Krall
                                       Vice President






DATE   March 4, 2002
    -------------------

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       EAGLE-PICHER FAR EAST, INC.








                                       /s/   David G. Krall
                                       -----------------------------------
                                       David G. Krall
                                       Vice President






DATE   March 4, 2002
    -------------------

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       EAGLE-PICHER MINERALS, INC.





                                        /s/ David G. Krall
                                       ----------------------------
                                       David G. Krall
                                       Vice President






DATE   March 4, 2002
    --------------------

                                   SIGNATURES
                                   ----------





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       EAGLE-PICHER TECHNOLOGIES, LLC





                                       /s/ R. Douglas Wright
                                       -----------------------------------
                                       R. Douglas Wright
                                       Vice President, Chief Financial
                                       Officer, Treasurer and Secretary





DATE   March 4, 2002
    -------------------

                                   SIGNATURES
                                   ----------




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       HILLSDALE TOOL & MANUFACTURING CO.





                                       /s/ David G. Krall
                                       -----------------------------------------
                                       David G. Krall
                                       Vice President







DATE   March 4, 2002
    -------------------

                                   SIGNATURES
                                   ----------




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       EPMR CORP.





                                        /S/ DAVID G. KRALL
                                       ---------------------------
                                       David G. Krall
                                       Vice President



DATE   March 4, 2002
    -------------------

                                  EXHIBIT INDEX
                                  -------------




Exhibit No.           Description
-----------           -----------

     2.1 - Asset Purchase Agreement dated as of December 18, 2001 between Eagle-Picher Industries, Inc. and Construction Equipment Direct, Inc. *

     7.1  - Form 10-K for Eagle-Picher Holdings filed on February 15, 2002. *

     99.1 - Press release dated December 21, 2001 announcing the completion of the transaction. *

---------------
* Incorporated by reference, See Item 7 above.